UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

EIDP, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-00815	51-0014090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9330 Zionsville Road
Indianapolis, Indiana		46268
974 Centre Road
Wilmington, Delaware		19805
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 267-8382

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 12, 2025, EIDP, Inc. (the “Company”), a direct subsidiary of Corteva, Inc., entered into an Underwriting Agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein, with respect to the offer and sale of $500,000,000 aggregate principal amount of its 5.125% Senior Notes due 2032 (the “Notes”).

The Notes were issued pursuant to that certain Indenture, dated as of May 15, 2020 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of May 14, 2025 (the “Third Supplemental Indenture”), between the Company and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the “Commission”) on May 8, 2025.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the Third Supplemental Indenture and the form of the Note contained herein are summaries and qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Third Supplemental Indenture and the form of the Note. Copies of the Underwriting Agreement, the Third Supplemental Indenture and the form of the Note are filed as exhibits hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated May 12, 2025, among EIDP, Inc. and BNP Paribas Securities Corp., Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated as of May 14, 2025, between EIDP, Inc. and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of Note (included as Exhibit A to Exhibit 4.1).
5.1	Opinion of Faegre Drinker Biddle & Reath LLP.
23.1	Consent of Faegre Drinker Biddle & Reath LLP (included as part of Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EIDP, INC. (Registrant)

Date:	May 14, 2025	By:	/s/ Cornel B. Fuerer
Cornel B. Fuerer Senior Vice President, Chief Legal and Public Affairs Officer, & Secretary